                                 Exhibit (d)(2)

   Amended and Restated Schedule A dated February 13, 2002 to the Investment
     Advisory Agreement between Registrant and Banc One Investment Advisors
                                  Corporation.

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                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                             dated February 13, 2002

Name of Fund                             Compensation
------------                             ------------
The Treasury Only Money                  Annual rate of eight one-hundredths of one
Market Fund                              percent (.08%) of The Treasury Only Money
                                         Market Fund's average daily net assets.

The Government Money Market              Annual rate of eight one-hundredths of one
Fund                                     percent (.08%) of The Government Money
                                         Market Fund's average daily net assets.

The Institutional Prime Money            Annual rate of ten one-hundredths of one
Market Fund                              percent (.10%) of The Institutional Prime
                                         Money Market Fund's average daily net assets.

The Institutional Municipal Money        Annual rate of eight one-hundredths of one
Market Fund                              percent (.10%) of The Institutional Municipal
                                         Money Market Fund's average daily net assets.

The U.S. Treasury Securities             Annual rate of thirty-five one-hundredths
Money Market Fund                        of one percent (.35%) of The U.S. Treasury
                                         Securities Money Market Fund's average daily
                                         net assets.

The U.S. Government Securities           Annual rate of thirty-five one-hundredths
Money Market Fund                        of one percent (.35%) of The U.S. Government
                                         Securities Money Market Fund's average daily
                                         net assets.

The Prime Money Market                   Annual rate of thirty-five one-hundredths
Fund                                     of one percent (.35%) of The Prime Money
                                         Market Fund's average daily net assets.

The Municipal Money Market               Annual rate of thirty-five one-hundredths
Fund                                     of one percent (.35%) of The Municipal
                                         Money Market Fund's average daily net assets.

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
The Ohio Municipal Money             Annual rate of thirty one-hundredths of
Market Fund                          one percent (.30%) of The Ohio Municipal
                                     Money Market Fund's average daily net assets.

The Michigan Municipal Money         Annual rate of thirty five one-hundredths of
Market Fund                          one percent (.35%) of The Michigan Municipal
                                     Money Market Fund's average daily net assets.

The Balanced Fund                    Annual rate of sixty-five one-hundredths
                                     of one percent (.65%) of The Balanced Fund's
                                     average daily net assets.

The Equity Income Fund               Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5 billion
                                     of The Equity Income Fund's average daily net
                                     assets, seventy one-hundredths of one percent
                                     (.70%) on the next $500 million of The Equity
                                     Income Fund's average daily net assets,
                                     sixty-five one-hundredths of one percent (.65%)
                                     on the next $3.5 billion of The Equity Income
                                     Fund's average daily net assets, and sixty
                                     one-hundredths of one percent (.60%) on The
                                     Equity Income Fund's average daily net asset
                                     in excess of $5.5 billion.

The Mid Cap Value Fund               Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5 billion
                                     of The Mid Cap Value Fund's average daily net
                                     assets, seventy one-hundredths of one percent
                                     (.70%) on the next $500 million of The Mid Cap
                                     Value Fund's average daily net assets,
                                     sixty-five one-hundredths of one percent
                                     (.65%) on the next $3.5 billion of The Mid
                                     Cap Value Fund's average daily net assets,
                                     and sixty one-hundredths of one percent (.60%)
                                     on The Mid Cap Value Fund's average daily net
                                     assets in excess of $5.5 billion.

The Mid Cap Growth Fund              Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5 billion
                                     of The Mid Cap Growth Fund's average daily
                                     net assets, seventy one-hundredths of one
                                     percent (.70%) on the next $500 million of
                                     The Mid Cap Growth Fund's average daily net
                                     assets, sixty-five one-hundredths of one
                                     percent (.65%) on the next $3.5 billion of
                                     The Mid Cap Growth Fund's

                                     average daily net assets and sixty
                                     one-hundredths of one percent (.60%) on The
                                     Mid Cap Growth Fund's average daily net
                                     assets in excess of $5.5 billion.

The International Equity             Annual rate of fifty-five one-hundredths
Index Fund                           of one percent (.55%) of The International
                                     Equity Index Fund's average daily net
                                     assets.

The Equity Index Fund                 Annual rate of thirty one-hundredths of
                                      one percent (.30%) of The Equity Index
                                      Fund's average daily net assets.

The Large Cap Value Fund              Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first
                                      $1.5 billion of The Large Cap Value Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on the
                                      next $500 million of The Large Cap Values
                                      Fund's average daily net assets, sixty-five
                                      one-hundredths of one percent (.65%) on
                                      the next $3.5 billion of The Large Cap
                                      Value Fund's average daily net assets,
                                      and sixty one-hundredths of one percent
                                      (.60%) on The Large Cap Value Fund's
                                      average daily net assets in excess of
                                      $5.5 billion.

The Diversified Equity Fund           Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Diversified Equity Fund's
                                      average daily net assets,  seventy
                                      one-hundredths of one percent (.70%) on the
                                      next $500 million of The Diversified Equity
                                      Fund's average daily net assets, sixty-five
                                      one-hundredths of one percent (.65%) on the
                                      next $3.5 billion of The Diversified Equity
                                      Fund's average daily net assets, and sixty
                                      one-hundredths of one percent (.60%) on The
                                      Diversified Equity Fund's average daily net
                                      assets in excess of $5.5 billion.

The Small Cap Growth Fund             Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Small Cap Growth Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on the
                                      next $500 million of The Small Cap Growth
                                      Fund's average daily net assets, sixty-five
                                      one-hundredths of one percent (.65%) on
                                      the next $3.5 billion of The Small
                                      Cap Growth Fund's average daily net assets,
                                      and sixty one-hundredths of one
                                      percent (.60%) of The Small Cap Growth Fund's
                                      average daily net assets in excess of
                                      $5.5 billion.

The Large Cap Growth Fund             Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5 billion
                                      of The Large Cap Growth Fund's average daily
                                      net assets, seventy one-hundredths of one
                                      percent (.70%) on

                                     the next $500 million of The Large Cap Growth
                                     Fund's average daily net assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Large Cap Growth
                                     Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The
                                     Large Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Diversified Mid Cap Fund         Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Diversified Mid Cap Fund's
                                     average daily net assets, seventy
                                     one-hundredths of one percent (.70%) on the
                                     next $500 million of The Diversified Mid Cap
                                     Fund's average daily net assets, sixty-five
                                     one-hundredths of one percent (.65%) on the
                                     next $3.5 billion of The Diversified Mid Cap
                                     Fund's average daily net assets, and sixty
                                     one-hundredths of one percent (.60%) of The
                                     Diversified Mid Cap Growth Fund's average
                                     daily net assets in excess of $5.5 billion.

The Small Cap Value Fund             Annual rate of seventy-four one-hundredths
                                     of one percent (.74%) on the first $1.5
                                     billion of The Small Cap Value Fund's average
                                     daily net assets, seventy one-hundredths of
                                     one percent (.70%) on the next $500 million
                                     of The Small Cap Value Fund's average daily
                                     net assets, sixty- five one-hundredths of one
                                     percent (.65%) on the next $3.5 billion of
                                     The Small Cap Value Fund's average daily net
                                     assets, and sixty one-hundredths of one
                                     percent (.60%) of The Small Cap Value Fund's
                                     average daily net assets in excess of $5.5
                                     billion.

The Diversified International           Annual rate of eighty one-hundredths
Fund                                    of one percent (.80%) of The Diversified
                                        International Fund's average daily net
                                        assets.

The Market Expansion Index Fund         Annual rate of thirty five one-hundredths
                                        of one percent (.35%) of The Small Cap Index
                                        Fund's average daily net assets.

The Technology Fund Fund                Annual rate of one percent (1.00%) of
                                        The Technology Fund's average daily net
                                        assets.

The Health Sciences Fund                Annual rate of eighty-five one-hundredths
                                        of one percent (.85%) of The Health Sciences
                                        Fund's average daily net assets.

The Income Bond Fund                    Annual rate of sixty one-hundredths of one
                                        percent (.60%) of The Income Bond Fund's
                                        average daily net assets.

The Short-Term Bond Fund                Annual rate of sixty one-hundredths of one
                                        percent (.60%) of The Short-Term Bond
                                        Fund's average daily net assets.

The Government Bond Fund                Annual rate of forty-five one-hundredths
                                        of one percent (.45%) of The Government Bond
                                        Fund's average daily net assets.

The Ultra Short-Term Bond Fund          Annual rate of fifty-five one-hundredths
                                        of one percent (.55%) of The Ultra Short-
                                        Term Income Fund's average daily net assets.

The Treasury & Agency Fund              Annual rate of forty one-hundredths
                                        of one percent (.40%) of the Treasury
                                        & Agency Fund's average daily net assets.

The High Yield Bond Fund                Annual rate of seventy-five one-hundredths
                                        of one percent (.75%) of the High Yield
                                        Bond Fund's average daily net assets.

The Intermediate Bond Fund              Annual rate of sixty one-hundredths
                                        of one percent (.60%) of The Intermediate
                                        Bond Fund's average daily net assets.

The Bond Fund                           Annual rate of sixty one-hundredths of
                                        one percent (.60%) of the Bond Fund's
                                        average daily net assets.

The Mortgage-Backed Securities             Annual rate of thirty-five one-hundredths
Fund                                       of one percent (.35%) of the Mortgage-Backed
                                           Securities Fund's average daily net assets.

The Intermediate Tax-Free Bond Fund        Annual rate of sixty one-hundredths of
                                           one percent (.60%) of The Intermediate Tax-
                                           Free Bond Fund's average daily net assets.

The Ohio Municipal Bond Fund               Annual rate of sixty one-hundredths of
                                           one percent (.60%) of The Ohio Municipal
                                           Bond Fund's average daily net assets.

The Municipal Income Fund                  Annual rate of forty-five one-hundredths
                                           of one percent (.45%) of The Municipal
                                           Income Bond Fund's average daily net
                                           assets.

The West Virginia Municipal Bond           Annual rate of forty-five one-hundredths
Fund                                       of one percent (.45%) of The West
                                           Virginia Municipal Bond Fund's average
                                           daily net assets.

The Kentucky Municipal Bond Fund           Annual rate of forty-five one-hundredths
                                           of one percent (.45%) of The Kentucky
                                           Municipal Bond Fund's average daily net
                                           assets.

The Louisiana Municipal Bond               Annual rate of sixty one-hundredths
Fund                                       of one percent (.60%) of The
                                           Louisiana Municipal Bond Fund's net
                                           average daily assets.

The Arizona Municipal Bond                 Annual rate of forty-five one-hundredths
Fund                                       of one percent (.45%) of The Arizona
                                           Municipal Bond Fund's average daily
                                           net assets.

The Tax Free Bond                          Annual rate of forty-five one-hundredths
Fund                                       of one percent (.45%) of The Tax-Free
                                           Bond Fund's average daily net assets.

The Michigan Municipal Bond                Annual rate of forty-five one-hundredths
Fund                                       of one percent (.45%) of The Michigan
                                           Municipal Bond Fund's average daily
                                           net assets.

The Short-Term Municipal Bond              Annual rate of sixty one-hundredths
Fund                                       of one percent (.60%) of The Short-Term
                                           Municipal Bond Fund's average daily
                                           net assets.

Investor Conservative Growth               Annual rate of five one-hundredths of
Fund                                       one percent (.05%) of The Investor
                                           Conservative Growth Fund's average daily
                                           net assets.

Investor Growth & Income              Annual rate of five one-hundredths of one
Fund                                  percent (.05%) of The Investor Growth &
                                      Income Fund's average daily net assets.

Investor Growth Fund                  Annual rate of five one-hundredths of one
                                      percent (.05%) of The Investor Growth Fund's
                                      average daily net assets.

Investor Balanced                     Annual rate of five one-hundredths of one
Fund                                  percent (.05%) of the Investor Balanced
                                      Fund's average daily net assets.

BANC ONE INVESTMENT ADVISORS            ONE GROUP MUTUAL FUNDS
CORPORATION                             (formerly The One Group)


By:    /s/ Mark A. Beeson               By:      /s/ Robert L. Young
    -------------------------------         ---------------------------------

Dated:    2/26/02                       Dated:   2/26/02
       ----------------------------            -----------------------------

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